UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 7, 2005
(Date of earliest event reported)

Strategic Distribution, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	0-5228	22-1849240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Radcliffe Street, Suite 300, Bristol, Pennsylvania	19007
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   215-633-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 7, 2005, Strategic Distribution, Inc. (the "Company") announced the extension for an additional year of its 2001 stock repurchase program that authorizes the Company to repurchase up to 1,000,000 shares of the Company's common stock. A copy of the Company's press release announcing the extension of the stock repurchase program is attached to this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated June 7, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Distribution, Inc. (Registrant)
June 8, 2005 (Date)	/s/ DONALD C. WOODRING Donald C. Woodring President & Chief Executive Officer

Exhibit Index
99.1	Press release dated June 7, 2005